EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Emerald Expositions Events, Inc. and further agree to the filing of this agreement to be included as an exhibit to such filing. In addition, each party to this agreement expressly authorizes each other party to this agreement to file on its behalf any and all amendments to such statement on Schedule 13G. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

Date: February 13, 2018

ONEX CORPORATION

By:	/s/ David Copeland
	Name:	David Copeland
	Title:	Managing Director - Tax

ONEX PARTNERS III GP LP

By:	Onex Partners GP Inc., its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Vice President

ONEX PARTNERS GP INC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Vice President

ONEX US PRINCIPALS LP

By:	Onex American Holdings GP LLC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Director

ONEX PARTNERS III PV LP

By:	Onex Partners III GP LP, its General Partner

By:	Onex Partners Manager LP, its Agent

By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

ONEX PARTNERS III SELECT LP

By:	Onex Partners III GP LP, its General Partner

By:	Onex Partners Manager LP, its Agent

By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

ONEX PARTNERS III LP

By:	Onex Partners III GP LP, its General Partner

By:	Onex Partners Manager LP, its Agent

By:	Onex Partners Manager GP ULC, its General Partner

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex Expo SARL

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Type A Manager

Onex Partners Manager GP ULC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex Partners Manager LP

By:	Onex Partners Manager GP, ULC, its General Manager

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex American Holdings II LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex American Holdings GP LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex American Holdings Subco LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

OAH Wind LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Expo EI LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Expo EI II LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Expo EI III LLC

By:	/s/ Joshua Hausman
	Name:	Joshua Hausman
	Title:	Managing Director

Onex Advisor Subco LLC

By:	/s/ Joel Greenberg
	Name:	Joel Greenberg
	Title:	Director

Onex Advisor Subco III LLC

By:	/s/ Joel Greenberg
	Name:	Joel Greenberg
	Title:	Director

1597257 Ontario Inc.

By:	/s/ Michelle Iskander
	Name:	Michelle Iskander
	Title:	Secretary

NEW PCO II INVESTMENTS LTD.

By:	/s/ Michelle Iskander
	Name:	Michelle Iskander
	Title:	Secretary

/s/ Andrea E. Daly

Gerald W. Schwartz, by Andrea E. Daly, attorney-in-fact pursuant to a power of attorney incorporated herein by reference from the Schedule 13G/A with respect to Fly Leasing Limited filed by Mr. Schwartz and other reporting persons on April 3, 2017